Exhibit 4.1.2

                                                               EXECUTION VERSION

                             Dated 29 November, 2006



                        GRANITE FINANCE FUNDING 2 LIMITED
                                  as Funding 2




                            GRANITE MASTER ISSUER PLC
                                as Master Issuer



                              THE BANK OF NEW YORK
                          as Funding 2 Security Trustee



                                 CITIBANK, N.A.
                                  as Agent Bank


--------------------------------------------------------------------------------

                             LOAN TRANCHE SUPPLEMENT

--------------------------------------------------------------------------------


                                  SIDLEY AUSTIN
                                WOOLGATE EXCHANGE
                              25 BASINGHALL STREET
                                 LONDON EC2V 5HA
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

THIS LOAN TRANCHE SUPPLEMENT is dated 29 November, 2006 between:

(1) GRANITE FINANCE FUNDING 2 LIMITED (registered number 5249387) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Funding 2;

(2) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(3) THE BANK OF NEW YORK, acting through its office at 40th Floor, One Canada Square, London E14 5AL in its capacity as the Funding 2 Security Trustee; and

(4) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the Agent Bank.

This document constitutes the Loan Tranche Supplement relating to the Loan Tranches described herein. Terms used herein shall be deemed to be defined as such for the purposes of the Global Intercompany Loan Agreement entered into between the parties hereto on 19 January, 2005. This Loan Tranche Supplement contains the final terms of the Loan Tranches identified and described herein, is supplemental to and must be read in conjunction with the Global Intercompany Loan Agreement.

Loan Tranche: The Series 2006-4 Class A1 Notes will fund the Series 2006-4 AAA (Class A1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)341,028,332
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date each Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year beginning in
                                         December 2006 (or, if such date is
                                         not a London Business Day, the next
                                         following London Business Day), up
                                         to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2030.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of two-week sterling LIBOR and one month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits.

11.       Relevant Margin:               0.0207 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.1914 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:
          Details relating to             Applicable
18.       Controlled Repayment Loan
          Tranche:

          Controlled Repayment Dates                Target Balance:
          Loan Payment Date occurring
          in:
                                                           (GBP)

                   March 2007                         276,435,227

                    June 2007                         225,265,885

                 September 2007                       176,150,277

                  December 2007                       129,508,098

                   March 2008                          84,718,011

                    June 2008                          41,243,432

                 September 2008                            0

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A2 Notes will fund the Series 2006-4 AAA (Class A2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)135,226,504
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2030.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0102 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011.

13.       Relevant Margin following      0.1703 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         109,613,677

                    June 2007                          89,323,717

                 September 2007                        69,848,115

                  December 2007                        51,353,292

                   March 2008                          33,592,870

                    June 2008                          16,354,082

                 September 2008                            0

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A3 Notes will fund the Series 2006-4 AAA (Class A3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)350,000,000
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2030.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.04 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.08 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         283,707,600

                    June 2007                         231,192,111

                 September 2007                       180,784,384

                  December 2007                       132,915,157

                   March 2008                          86,946,747

                    June 2008                          42,328,452

                 September 2008                            0

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A4 Notes will fund the Series 2006-4 AAA (Class A4) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)369,517,314
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0527 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.2554 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         369,517,314

                    June 2007                         369,517,314

                 September 2007                       369,517,314

                  December 2007                       369,517,314

                   March 2008                         369,517,314

                    June 2008                         369,517,314

                 September 2008                       369,517,314

                  December 2008                       354,120,171

                   March 2009                         290,494,326

                    June 2009                         228,037,017

                 September 2009                       168,086,496

                  December 2009                       111,155,043

                   March 2010                          57,073,075

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A5 Notes will fund the Series 2006-4 AAA (Class A5) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)160,440,064
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of two-week sterling LIBOR and one month sterling
                                         LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0614 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.2728 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         160,440,064

                    June 2007                         160,440,064

                 September 2007                       160,440,064

                  December 2007                       160,440,064

                   March 2008                         160,440,064

                    June 2008                         160,440,064

                 September 2008                       160,440,064

                  December 2008                       153,754,806

                   March 2009                         126,129,214

                    June 2009                          99,010,986

                 September 2009                        72,981,176

                  December 2009                        48,262,210

                   March 2010                          24,780,457

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A6 Notes will fund the Series 2006-4 AAA (Class A6) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)592,864,638
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1020 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.3540 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         592,864,638

                    June 2007                         592,864,638

                 September 2007                       592,864,638

                  December 2007                       592,864,638

                   March 2008                         592,864,638

                    June 2008                         592,864,638

                 September 2008                       592,864,638

                  December 2008                       592,864,638

                   March 2009                         592,864,638

                    June 2009                         592,864,638

                 September 2009                       592,864,638

                  December 2009                       592,864,638

                   March 2010                         592,864,638

                    June 2010                         592,864,638

                 September 2010                       566,849,358

                  December 2010                       542,144,191

                   March 2011                         518,675,545

                    June 2011                         495,637,919

                 September 2011                       473,524,932

                  December 2011                       452,525,540

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A7 Notes will fund the Series 2006-4 AAA (Class A7) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)767,410,412
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0999 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.3500 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         767,410,412

                    June 2007                         767,410,412

                 September 2007                       767,410,412

                  December 2007                       767,410,412

                   March 2008                         767,410,412

                    June 2008                         767,410,412

                 September 2008                       767,410,412

                  December 2008                       767,410,412

                   March 2009                         767,410,412

                    June 2009                         767,410,412

                 September 2009                       767,410,412

                  December 2009                       767,410,412

                   March 2010                         767,410,412

                    June 2010                         767,410,412

                 September 2010                       733,735,952

                  December 2010                       701,757,316

                   March 2011                         671,379,247

                    June 2011                         641,559,094

                 September 2011                       612,935,803

                  December 2011                       585,753,962

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class A8 Notes will fund the Series 2006-4 AAA (Class A8) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AAA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)300,000,000
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.11 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.22 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                         300,000,000

                    June 2007                         300,000,000

                 September 2007                       300,000,000

                  December 2007                       300,000,000

                   March 2008                         300,000,000

                    June 2008                         300,000,000

                 September 2008                       300,000,000

                  December 2008                       300,000,000

                   March 2009                         300,000,000

                    June 2009                         300,000,000

                 September 2009                       300,000,000

                  December 2009                       300,000,000

                   March 2010                         300,000,000

                    June 2010                         300,000,000

                 September 2010                       286,835,808

                  December 2010                       274,334,556

                   March 2011                         262,459,006

                    June 2011                         250,801,560

                 September 2011                       239,611,996

                  December 2011                       228,985,932

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class B1 Notes will fund the Series 2006-4 AA (Class B1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)31,794,334
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.0948 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.3396 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                          31,794,334

                    June 2007                          31,794,334

                 September 2007                        31,794,334

                  December 2007                        31,794,334

                   March 2008                          31,794,334

                    June 2008                          31,794,334

                 September 2008                        31,794,334

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class B3 Notes will fund the Series 2006-4 AA (Class B3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  AA

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)42,258,283
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1865 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.5230 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-4 AA Class B3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in December 2011
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class M1 Notes will fund the Series 2006-4 A (Class M1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)25,078,699
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.1774 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.5048 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                          25,078,699

                    June 2007                          25,078,699

                 September 2007                        25,078,699

                  December 2007                        25,078,699

                   March 2008                          25,078,699

                    June 2008                          25,078,699

                 September 2008                        25,078,699

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class M2 Notes will fund the Series 2006-4 A (Class M2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)5,246,590
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.3178 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.7856 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-4 A Class M2 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in December 2011
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class M3 Notes will fund the Series 2006-4 A (Class M3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  A

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)57,065,585
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054.

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.2937 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.7373 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-4 A Class M3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in December 2011
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class C1 Notes will fund the Series 2006-4 BBB (Class C1) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  BBB

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)17,103,882
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.3991 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      0.9481 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Controlled Amortisation

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Applicable
          Controlled Repayment Loan
          Tranche:

           Controlled Repayment Dates               Target Balance:
           Loan Payment Date occurring
                       in:
                                                           (GBP)

                   March 2007                          17,103,882

                    June 2007                          17,103,882

                 September 2007                        17,103,882

                  December 2007                        17,103,882

                   March 2008                          17,103,882

                    June 2008                          17,103,882

                 September 2008                        17,103,882

                  December 2008                            0

                   March 2009                              0

                    June 2009                              0

                 September 2009                            0

                  December 2009                            0

                   March 2010                              0

                    June 2010                              0

                 September 2010                            0

                  December 2010                            0

                   March 2011                              0

                    June 2011                              0

                 September 2011                            0

                  December 2011                            0

                   March 2012                              0

                    June 2012                              0

                 September 2012                            0

                  December 2012                            0

                   March 2013                              0

19.       Details relating to            Not Applicable
          Pass-through Loan Tranches:

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class C2 Notes will fund the Series 2006-4 BBB (Class C2) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  BBB

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)7,869,885
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.5243 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      1.1986 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-4 BBB Class C2 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in December 2011
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Loan Tranche: The Series 2006-4 Class C3 Notes will fund the Series 2006-4 BBB (Class C3) Loan Tranche which shall have the following terms:


1.        Borrower:                      Granite Finance Funding 2 Limited

2.        Lender:                        Granite Master Issuer plc

3.        (i)      Loan Tranche Rating:  BBB

          (ii)     Series Number:        Series 2006-4

4.        Initial Outstanding            (GBP)42,461,122
          Principal Balance:

5.        (i)      Closing Date:         29 November, 2006

          (ii)     Loan Tranche          29 November, 2006
                   Interest
                   Commencement Date:

          (iii)    Loan Tranche          In respect of the first Loan Tranche
                   Interest Reset        Interest Reset Date, the Loan Tranche
                   Dates:                Interest Commencement Date and, for
                                         each subsequent Loan Tranche Interest
                                         Reset Date, the Monthly Payment Date
                                         falling in March, June, September and
                                         December of each year (or, if such
                                         date is not a London Business Day,
                                         the next following London Business
                                         Day) or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, each
                                         Monthly Payment Date of each year
                                         (or, if such date is not a London
                                         Business Day, the next following
                                         London Business Day), in each case,
                                         up to, and including, the Final
                                         Repayment Date.

6.        Final Repayment Date:          The Loan Payment Date falling in
                                         December 2054

7.        Loan Payment Dates:            Each Monthly Payment Date in each
                                         year (or, if such date is not a
                                         London Business Day, the next
                                         following London Business Day) up to
                                         and including the Final Repayment
                                         Date.

8.        Initial Relevant Screen Rate:  The linear interpolation of three month sterling LIBOR and four month
                                         sterling LIBOR.

9.        Relevant Screen Rate:          LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

10.       Loan Reference Rate:           LIBOR for three-month sterling
                                         deposits or, following the earlier to
                                         occur of the Step-Up Date in relation
                                         to this Loan Tranche or a
                                         Pass-Through Trigger Event, LIBOR for
                                         one-month sterling deposits.

11.       Relevant Margin:               0.4925 per cent. per annum

12.       Step-Up Date:                  The Loan Payment Date occurring in
                                         December 2011

13.       Relevant Margin following      1.1350 per cent. per annum
          Step-Up Date:

14.       Redemption/Payment Basis:      Pass-through

15.       Change of Redemption/Payment   Not Applicable
          Basis:

16.       Details relating to Bullet     Not Applicable
          Loan Tranche:

17.       Details relating to            Not Applicable
          Scheduled Repayment Loan
          Tranche:

18.       Details relating to            Not Applicable
          Controlled Repayment Loan
          Tranche:

19.       Details relating to            Applicable
          Pass-through Loan Tranches:

                                         The Series 2006-4 BBB Class C3 Loan
                                         Tranche will become due on the Loan
                                         Payment Date falling in December 2011
                                         and any Loan Payment Date thereafter.

20.       Other terms and special        Not Applicable
          conditions:

Confirmations:

Funding 2 confirms that:

(a) no Funding 2 Intercompany Loan Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement;

(b) the representations and warranties set out in Clause 13 (Representations and Warranties of Funding 2) of the Global Intercompany Loan Agreement are true on and as of the Closing Date specified in this Loan Tranche Supplement by reference to the facts and circumstances then existing; and

(c) as of the Closing Date specified in this Loan Tranche Supplement, there is no debit balance on the Funding 2 Principal Deficiency Ledger.

The Master Issuer confirms that:

(a) no Issuer Event of Default has occurred and is continuing which has not been waived, or would result from the making of each Loan Tranche set out in this Loan Tranche Supplement; and

(b) the aggregate amount of the Loan Tranches to be made on the Closing Date specified in this Loan Tranche Supplement and any Loan Tranches outstanding on such Closing Date do not exceed the Total Credit Commitment.

                                 EXECUTION PAGE
                           for Loan Tranche Supplement


as Funding 2
EXECUTED for and on behalf of          )
GRANITE FINANCE FUNDING 2 LIMITED      )
by                                     )

/s/ Michael Hutchinson
-------------------------

Name: Michael Hutchinson
Representing L.D.C. Securitisation Director No 2 Limited







as Master Issuer
EXECUTED for and on behalf of          )
GRANITE MASTER ISSUER PLC              )
by                                     )

/s/ Michael Hutchinson
-------------------------


Name: Michael Hutchinson
Representing L.D.C. Securitisation Director No 2 Limited



as Funding 2 Security Trustee
EXECUTED for and on behalf of          )
THE BANK OF NEW YORK                   )
by                                     )

     /s/ Helen Kim
-----------------------------
Name:    Helen Kim
         Vice President
         The Bank of New York



as Agent Bank
EXECUTED for and on behalf of          )
CITIBANK, N.A.                         )
by                                     )

       /s/ Georgia Mitchell
-----------------------------
Name:      Georgia Mitchell